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                                                                   Exhibit 10.32

     Supplement No. 1 (this "Supplement") dated as of April 5, 2007, to the Security Agreement dated as of November 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") by each of the parties listed as "Grantors" on the signature pages thereto and those additional entities that thereafter become grantors thereunder (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO FOOTHILL, INC., in its capacity as Agent for the Lender Group and the Bank Product Providers (together with its successors and assigns in such capacity, "Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to that certain Credit Agreement dated of November 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the "Credit Agreement") among Altra Industrial Motion, Inc., a Delaware corporation ("Parent"), each of its Subsidiaries identified on the signature pages thereof (Parent and such Subsidiaries, "Borrowers"), the lenders party thereto as "Lenders" ("Lenders"), and Agent, the Lender Group agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and/or the Credit Agreement;

     WHEREAS, Grantors have entered into the Security Agreement in order to induce the Lender Group to make certain financial accommodations to Borrowers; and

     WHEREAS, pursuant to Section 5.16 of the Credit Agreement, new direct or indirect Restricted Subsidiaries of Borrowers and the other Grantors, must execute and deliver to Agent certain Loan Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the "New Grantors") may be accomplished by the execution of this Supplement in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers.

     NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

     1. In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a "Grantor" under the Security Agreement with the same force and effect as if originally named therein as a "Grantor" and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a "Grantor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Grantor" thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Agent, for the benefit of the Lender Group and the Bank Product Providers, a security interest in and security title to the assets of such New Grantor of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, without limitation, any interest thereon, plus reasonable attorneys' fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom to the extent such fees and expenses are required to be paid by the Borrowers under the Credit Agreement. Schedule 1, "Copyrights," Schedule 2, "Intellectual Property Licenses," Schedule 3, "Patents," Schedule 4, "Pledged Companies," Schedule 5, "Trademarks," Schedule 6, "Commercial Tort Claims," Schedule 7, "Owned Real Property," and Schedule 8, "List of Uniform Commercial Code Filing Jurisdictions," attached hereto supplement Schedule 1, Schedule 2, Schedule 3,
Schedule 4, Schedule 5, Schedule 6, Schedule 7, and Schedule 8, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a "Grantor" in the Security

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Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.

     2. Each New Grantor represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

     4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

     5. Notwithstanding anything to the contrary contained herein, this Supplement shall not be effective until the Joinder Effective Time (as defined in that certain Fifth Amendment to, and Consent and Waiver under, Credit Agreement and Joinder to Loan Documents dated as of the date hereof among the Borrowers, the New Loan Parties (as defined therein), the Lenders and Agent), at which time this Supplement shall be effective immediately without any further action.

     6. This Supplement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

                            [SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, each New Grantor and Agent have duly executed this
Supplement to the Security Agreement as of the day and year first above written.

                                        NEW GRANTORS:

                                        TB WOOD'S INCORPORATED,
                                        a Pennsylvania corporation, as a New
                                        Grantor


                                        By:  /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name:    Joseph C. Horvath
                                              ----------------------------------
                                        Title:   VP, CFO and Corporate Secretary
                                               ---------------------------------


                                        PLANT ENGINEERING CONSULTANTS, LLC,
                                        a Tennessee limited liability company,
                                        as a New Grantor


                                        By:  /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name:    Joseph C. Horvath
                                              ----------------------------------
                                        Title:   Treasurer and Secretary
                                               ---------------------------------


                                        TB WOOD'S ENTERPRISES, INC.,
                                        a Delaware corporation, as a New Grantor


                                        By:  /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name:    Joseph C. Horvath
                                              ----------------------------------
                                        Title:   President and Treasurer
                                               ---------------------------------


                                        TB WOOD'S CORPORATION,
                                        a Delaware corporation, as a New Grantor


                                        By:  /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name:    Joseph C. Horvath
                                              ----------------------------------
                                        Title:   VP, CFO and Corporate Secretary
                                               ---------------------------------

              [SIGNATURE PAGE OF SUPPLEMENT TO SECURITY AGREEMENT]

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                                        AGENT:

                                        WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as Agent


                                        By:  /s/ Vincent J. Egan, Jr.
                                            ------------------------------------
                                        Name:    Vincent J. Egan, Jr.
                                              ----------------------------------
                                        Title:   VP
                                               ---------------------------------

              [SIGNATURE PAGE OF SUPPLEMENT TO SECURITY AGREEMENT]